EXHIBIT 21.1


SUBSIDIARIES OF THE COMPANY

Mid Am, Inc.
Bowling Green, Ohio

  A.  Bank Subsidiaries

      1.  Mid American National Bank and Trust Company
          Bowling Green, Ohio
          Mid Am, Inc. owns 100 percent

          a.  Mid-Am Financial Services, Inc.
              Bowling Green, Ohio
              Mid American National Bank owns 100 percent

              1.  NB5 Financial Services
                  Dublin, Ohio
                  Mid-Am Financial Services, Inc. owns 20 percent

      2.  First National Bank Northwest Ohio
          Bryan, Ohio
          Mid Am, Inc. owns 100 percent

          a.  Defiance Financial Corp.
              Defiance, Ohio
              First National Bank Northwest Ohio owns 100 percent

              1.  HS&L Financial Agency, Inc.
                  Defiance, Ohio
                  Defiance Financial Corp. owns 100 percent

      3.  American Community Bank, National Association
          Lima, Ohio
          Mid Am, Inc. owns 100 percent

      4.  AmeriFirst Bank, National Association
          Xenia, Ohio
          Mid Am, Inc. owns 100 percent

      5.  Adrian State Bank
          Adrian, Michigan
          Mid Am, Inc. owns 100 percent

          a.  MFI Holding Company
              Bryan, Ohio
              Adrian State Bank owns 100 percent

              1.  MFI Insurance Agency, Inc.
                  Bryan, Ohio
                  MFI Holding Company owns 100 percent

          b.  MFI Investments Corp.
              Bryan, Ohio
              Adrian State Bank owns 100 percent

  B.  Other Bank Holding Company

      1.  Mid Am of Michigan
          Grand Rapids, Michigan
          Mid Am, Inc. owns 100 percent

  C.  Non-Bank Subsidiaries

      1.  Mid Am Information Services, Inc.
          Bowling Green, Ohio
          Mid Am, Inc. owns 100 percent

      2.  International Credit Service
          Toledo, Ohio
          Mid Am, Inc. owns 100 percent

      3.  CCB Services, Inc.
          St. Petersburg, Florida
          Mid Am, Inc. owns 100 percent